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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  JULY 1, 1998
                            -----------------------
                       (Date of earliest event reported)



                        SINCLAIR BROADCAST GROUP, INC.
            (Exact name of Registrant as specified in its charter)




             MARYLAND                   33-69482                   52-1494660
   (State of incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification Number)


             2000 W. 41st Street, Baltimore, Maryland   21211-1420
      -------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


      Registrant's telephone number, including area code: (410) 467-5005
                                                          --------------





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


          As previously reported, Sinclair Broadcast Group, Inc. (the "Company") entered into an agreement on December 2, 1997 to acquire, directly or indirectly, all of the equity interests of Max Media Properties LLC ("Max Media"), pursuant to which the Company will acquire, or acquire the right to program pursuant to LMA's, nine television stations and eight radio stations in eight markets (the "Max Media Acquisition"). On February 23, 1998 the Company entered into an agreement to acquire 100% of the stock of Sullivan Broadcast Holdings, Inc. and Subsidiaries ("Sullivan"), pursuant to which the Company will acquire or provide programming services to 12 television stations in 10 separate markets (the "Sullivan Acquisition"). The Company completed the Sullivan Acquisition on July 1, 1998 and completed the Max Media Acquisition on July 6,1998. The Company is filing with this Current Report on Form 8-K/A certain financial information.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         The Company has previously filed audited financial statements for Sullivan and Max Media required by this item on a Current Report on Form 8-K/A filed April 8, 1998. The following financial statements are filed as exhibits to this report and are incorporated herein by reference.


SINCLAIR  COMMUNICATIONS  II, INC. AND SINCLAIR TELEVISION, INC.
(successors to Sullivan Broadcast Holdings, Inc and Sullivan Broadcasting Company, Inc.) (Exhibit 99.1)

   Unaudited  Financial Statements

   Consolidated  Balance  Sheet  as  of  June  30,  1998

   Consolidated Statements of Operations for the six months ended June 30, 1998 and 1997

   Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1997

   Notes to  Consolidated  Financial  Statements

MAX MEDIA PROPERTIES LLC  (EXHIBIT 99.2)

   Unaudited  Financial Statements

   Consolidated  Balance  Sheet  as  of  June  30,  1998

   Consolidated Statements of Operations for the six months ended June 30, 1998 and 1997

   Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1997

   Notes to  Consolidated  Financial  Statements



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(B) PRO FORMA  CONSOLIDATED FINANCIAL INFORMATION OF SINCLAIR

         Pro Forma financial statements of the Company as of and for the year ended December 31, 1997 were filed on a Current Report on Form 8-K/A filed April 8, 1998. Pro Forma financial statements of the Company as of and for the six months ended June 30, 1998 are filed as exhibit 99.3 to this report and are incorporated herein by reference.

(C) EXHIBITS

Exhibit No.            Description
-----------            -----------

99.1 Financial Statements of Sinclair Communications II, Inc. and Sinclair Television, Inc. for the six months ended June 30, 1998 and 1997 (unaudited)

99.2 Financial Statements of Max Media Properties LLC for the six months ended June 30, 1998 and 1997 (unaudited)

99.3          Pro Forma  financial statements of  Sinclair Broadcast Group, Inc.
              as of  and for the six months ended June 30, 1998


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SINCLAIR BROADCAST GROUP, INC.

                                            By: /s/ David B. Amy
                                                --------------------------
                                                Name:  David B. Amy
                                                TItle: Chief Financial Officer


Dated: September 14, 1998